AXP(SM)
                                                                      Emerging
                                                                  Markets Fund
                                                        1999 SEMIANNUAL REPORT


(icon of)compass


The goal of AXP Emerging Markets Fund
is long-term growth of capital.

Distributed by American Express Financial Advisors Inc.


AMERICAN EXPRESS Financial Advisors

Expanding Your Opportunities

As free enterprise expands around the world, so do investment opportunities. Some of the most exciting ones can be found in the so-called "emerging markets" -- smaller economies located largely in Asia, Latin America and Eastern Europe. Attracted by their rapid growth potential, many aggressive investors have made these markets, which have a higher-than-average risk level, an integral part of their portfolios.


CONTENTS
From the Chairman                          3
From the Portfolio Manager                 3
Fund Facts                                 5
The 10 Largest Holdings                    6
Financial Statements (Fund)                7
Notes to Financial Statements (Fund)      10
Financial Statements (Portfolio)          18
Notes to Financial Statements (Portfolio) 21
Investments in Securities                 28

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
It is an honor for me to join the American Express(R) Funds as chairman of the board and chief executive officer for each of the funds. I have served for the past eight years as governor of Minnesota and also for the past 20 years as a constitutional officer responsible for the pension investments made on behalf of government employees. My responsibility in the upcoming years is to serve your interests.

By law, half the members of a mutual fund board must be independent of their investment manager and distributor. I am one of those persons. I am not an employee of American Express Financial Corporation (AEFC), nor do I own stock in American Express Company. Both are fine companies, but the law clearly states that to fully represent your interests I must be independent.

Having said that, I have a great deal of respect for the capabilities of AEFC and for the services it provides to investors. Your financial advisor assists you in financial planning, conducts regular investment reviews and responds to your questions and needs. This is a very personal service that makes AEFC a partner in your financial future. I know that AEFC has an investment focus on the long-term performance of our economy and that it wants you to participate in that growth. Consistent with that, our board is here to serve you and represent your interests in a professional manner.

I also want to let you know that, on June 16, 1999, there will be a regular meeting of shareholders. These meetings are held about every five years to elect directors and consider other proposals. One proposal that is expected to be approved is to change "IDS" to "AXP" in the Fund's name. We will discuss the action taken on other proposals in future reports.



Arne H. Carlson

(picture of) Ian King
Ian King
Portfolio manager

From the Portfolio Manager
Rebounds in the stock markets of many smaller countries set the stage for an exceptionally strong period for AXP Emerging Markets Fund. Over the first half of the fiscal year, November 1998 through April 1999, the Fund's Class A shares generated a gain of 37.02%.

The period began with the emerging markets trying to recover from the devastation of a second bout of the so-called "Asian flu," the financial plague that resurfaced in the summer and early fall of 1998 and sent many stock markets into a virtual free fall. But, thanks in large part to three reductions in short-term interest rates by the Federal Reserve in the U.S., enough hope had returned to the emerging markets that they were able to make good progress during November.

After a lackluster winter that yielded practically flat results, the markets regained their positive momentum. Taking support from a rebound in commodity prices, particularly oil, as well as surging stock markets in the U.S. and, to a lesser degree, Europe, they quickly turned an advance into a spectacular rally that produced double-digit returns in both March and April.


A VARIETY OF WINNERS
Among those leading the charge were Turkey, Mexico, South Korea, Thailand and South Africa, each of which was well-represented in the Fund's portfolio. Investments in other markets made positive contributions as well, including Brazil, Greece and Taiwan. The great majority of the assets (92% at period-end) were invested in emerging markets, with the modest remainder in cash.

As for changes to the portfolio, I greatly reduced the cash reserves in the portfolio last November (from roughly 18% to 7%) and put the extra funds to work in stocks. This strategy worked to the Fund's advantage over the ensuing months, when many markets rallied.

Looking forward, while the past six months certainly have been gratifying, I would caution investors that the recent success does not guarantee smooth sailing from here on out. Conditions in emerging markets can -- and do -- change with great speed. Still, I do think that, on the whole, these markets are on more solid ground than a year or even six months ago. My view as this is being written in mid-May is that as long as the U.S. stock market holds together and interest in cyclical, largely commodity-driven stocks remains healthy, the emerging markets can be expected to deliver positive performance.


Ian King

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 1999                                                        $4.71
Oct. 31, 1998                                                         $3.44
Increase                                                              $1.27

Distributions -- Nov. 1, 1998 - April 30, 1999
From income                                                           $0.01
From capital gains                                                    $  --
Total distributions                                                   $0.01
Total return*                                                       +37.02%**

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 1999                                                        $4.63
Oct. 31, 1998                                                         $3.39
Increase                                                              $1.24

Distributions -- Nov. 1, 1998 - April 30, 1999
From income                                                           $  --
From capital gains                                                    $  --
Total distributions                                                   $  --
Total return*                                                       +36.50%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 1999                                                        $4.71
Oct. 31, 1998                                                         $3.45
Increase                                                              $1.26

Distributions -- Nov. 1, 1998 - April 30, 1999
From income                                                           $0.01
From capital gains                                                    $  --
Total distributions                                                   $0.01
Total return*                                                       +37.02%**

 *The prospectus discusses the effect of sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.


The 10 Largest Holdings

                                                 Percent                      Value
                                              (of net assets)        (as of April 30, 1999)
 Grupo Televisa (Mexico)                            3.20%                 $11,393,900
 Grupo Financiero Banamex Accival (Mexico)          3.17                   11,284,299
 Petroleo Brasileiro ADR (Brazil)                   3.12                   11,109,518
 Korea Telecom (South Korea)                        3.04                   10,850,652
 Yapi Kredit Finance (Turkey)                       2.86                   10,198,114
 Uniao de Bancos Brasileiros GDR (Brazil)           2.82                   10,049,063
 Telesp Participacoes (Brazil)                      2.73                    9,728,821
 Fomento Economico Mexicano ADR (Mexico)            2.58                    9,184,688
 Thai Farmers Bank (Thailand)                       2.48                    8,827,640
 YPF Sociedad Anonima ADR (Argentina)               2.34                    8,358,000

Note: Certain foreign investment risks include changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these  holdings,  please refer to the section  entitled
"Investments in Securities."


(icon of) pie chart

                           The 10 holdings listed here
                           make up 28.34% of net assets


Financial Statements
Statement of assets and liabilities

AXP Emerging Markets Fund
April 30, 1999 (Unaudited)

Assets
Investment in Emerging Markets Portfolio (Note 1)                                    $355,929,686
                                                                                     ------------
Liabilities
Accrued distribution fee                                                                    2,500
Accrued service fee                                                                         1,695
Accrued transfer agency fee                                                                 2,909
Accrued administrative services fee                                                           940
Other accrued expenses                                                                     22,392
                                                                                           ------
Total liabilities                                                                          30,436
                                                                                           ------
Net assets applicable to outstanding capital stock                                   $355,899,250
                                                                                     ============
Represented by
Capital stock -- $.01 par value (Note 1)                                             $    760,282
Additional paid-in capital                                                            455,638,417
Excess of distributions over net investment income                                     (1,166,508)
Accumulated net realized gain (loss)                                                 (165,365,935)
Unrealized appreciation (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies                                     66,032,994
                                                                                       ----------
Total -- representing net assets applicable to outstanding capital stock             $355,899,250
                                                                                     ============
Net assets applicable to outstanding shares:             Class A                     $232,939,674
                                                         Class B                     $122,764,424
                                                         Class Y                     $    195,152
Net asset value per share of outstanding capital stock:  Class A shares  49,468,818  $       4.71
                                                         Class B shares  26,517,917  $       4.63
                                                         Class Y shares      41,464  $       4.71

See accompanying notes to financial statements.


Statement of operations

AXP Emerging Markets Fund
Six months ended April 30, 1999 (Unaudited)

Investment income
Income:
Dividends                                                                 $   2,093,811
Interest                                                                        732,248
   Less foreign taxes withheld                                                 (107,200)
                                                                               --------
Total income                                                                  2,718,859
                                                                              ---------
Expenses (Note 2):
Expenses allocated from Emerging Markets Portfolio                            2,042,747
Distribution fee-- Class B                                                      389,499
Transfer agency fee                                                             535,883
Incremental transfer agency fee
   Class A                                                                       34,494
   Class B                                                                       32,561
Service fee
   Class A                                                                      169,403
   Class B                                                                       90,279
   Class Y                                                                           29
Administrative services fees and expenses                                       148,067
Compensation of board members                                                     5,138
Postage                                                                         101,702
Registration fees                                                                23,724
Reports to shareholders                                                          23,115
Audit fees                                                                        2,750
Other                                                                             2,628
                                                                                  -----
Total expenses                                                                3,602,019
   Earnings credits on cash balances (Note 2)                                    (6,925)
                                                                                 ------
Total net expenses                                                            3,595,094
                                                                              ---------
Investment income (loss) -- net                                                (876,235)
                                                                               --------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                    (26,360,466)
   Foreign currency transactions                                               (552,221)
                                                                               --------
Net realized gain (loss) on  investments                                    (26,912,687)
Net change in unrealized appreciation (depreciation) on investments and
   on translation of assets and liabilities in foreign currencies           125,553,739
                                                                            -----------
Net gain (loss) on investments and foreign currencies                        98,641,052
                                                                             ----------
Net increase (decrease) in net assets resulting from operations           $  97,764,817
                                                                          =============

See accompanying notes to financial statements.


Statements of changes in net assets

AXP Emerging Markets Fund
                                                                       April 30, 1999  Oct. 31, 1998
                                                                     Six months ended   Year ended
                                                                         (Unaudited)

Operations and distributions
Investment income (loss) -- net                                        $   (876,235)  $  2,097,732
Net realized gain (loss) on investments                                 (26,912,687)  (139,214,944)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies   125,553,739    (10,110,207)
                                                                        -----------    -----------
Net  increase  (decrease)  in net  assets  resulting  from  operations   97,764,817   (147,227,419)
                                                                         ----------   ------------
Distributions to shareholders from:
   Net investment income
      Class A                                                              (289,786)            --
      Class B                                                                    --             --
      Class Y                                                                   (78)            --
   Net realized gain
      Class A                                                                    --     (6,690,278)
      Class B                                                                    --     (3,376,992)
      Class Y                                                                    --            (28)
                                                                                               ---
Total distributions                                                        (289,864)   (10,067,298)
                                                                           --------    -----------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                               69,399,399    228,859,553
   Class B shares                                                        12,768,817     70,357,289
   Class Y shares                                                           232,673         69,513
Reinvestment of distributions at net asset value
   Class A shares                                                           282,552      6,531,285
   Class B shares                                                                --      3,367,493
   Class Y shares                                                                78             28
Payments for redemptions
   Class A shares                                                       (87,804,427)  (188,924,322)
   Class B shares (Note 2)                                              (20,871,594)   (36,066,245)
   Class Y shares                                                          (109,631)          (700)
                                                                           --------           ----
Increase (decrease) in net assets from capital share transactions       (26,102,133)    84,193,894
                                                                        -----------     ----------
Total increase (decrease) in net assets                                  71,372,820    (73,100,823)
Net assets at beginning of period                                       284,526,430    357,627,253
                                                                        -----------    -----------
Net assets at end of period                                            $355,899,250   $284,526,430
                                                                       ============   ============

See accompanying notes to financial statements.

Notes to Financial Statements

AXP Emerging Markets Fund
(Unaudited as to April 30, 1999)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers  Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Emerging Markets Portfolio
The Fund invests all of its assets in Emerging Markets Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio seeks to provide shareholders with long-term growth of capital by investing primarily in stocks of companies in developing countries offering growth potential.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of April 30, 1999 was 99.83%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with American Express Financial Corporation (AEFC) to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.05% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19
o  Class B $20
o  Class Y $17

Under terms of a prior agreement that ended Jan. 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 for Class A and $16 for Class B. Under terms of a prior agreement that ended March 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Funds average daily net assets attributable to Class Y shares.

Sales  charges  received  by  American  Express  Financial   Advisors  Inc.  for
distributing Fund shares were $384,193 for Class A and $100,375 for Class B for the six months ended April 30, 1999.

During the six months ended April 30, 1999, the Fund's transfer agency fees were reduced by $6,925 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                             Six months ended April 30, 1999
                                         Class A         Class B       Class Y
Sold                                   17,951,064       3,365,296       56,812
Issued for reinvested distributions        77,137              --           21
Redeemed                              (22,905,710)     (5,551,873)     (30,341)
                                      -----------      ----------      -------
Net increase (decrease)                (4,877,509)     (2,186,577)      26,492


                                                 Year ended Oct. 31, 1998
                                         Class A         Class B       Class Y
Sold                                   51,479,915      14,823,640       14,979
Issued for reinvested distributions     1,259,650         654,772            5
Redeemed                              (44,030,447)     (8,384,612)        (212)
                                      -----------      ----------         ----
Net increase (decrease)                 8,709,118       7,093,800       14,772


4. CAPITAL LOSS CARRYOVER
For federal income tax purposes, the Fund had a capital loss carryover of $138,453,248 as of Oct. 31, 1998, that will expire in 2006 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.


5. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express funds, permits the borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 1999.


6. FINANCIAL  HIGHLIGHTS
The table below shows certain important financial information for evaluating the Fund's results.

Fiscal period ended Oct. 31,

Per share income and capital changesa

                                                 Class A                 Class B                  Class Y

                                          1999c  1998   1997b      1999c  1998   1997b      1999c  1998   1997b

Net asset value, beginning of period     $3.44  $5.33  $5.00      $3.39  $5.29  $5.00      $3.45  $5.33  $5.00

Income from investment operations:

Net investment income (loss)                --    .04    .01       (.03)    --   (.04)       .01    .04    .01

Net gains (losses) (both realized
and unrealized)                           1.28  (1.79)   .33       1.27  (1.76)   .33       1.26  (1.78)   .33

Total from investment operations          1.28  (1.75)   .34       1.24  (1.76)   .29       1.27  (1.74)   .34

Less distributions:
Dividends from net investment income      (.01)    --   (.01)        --     --     --       (.01)    --   (.01)

Distributions from realized gains           --   (.14)    --         --   (.14)    --         --   (.14)    --

Total distributions                       (.01)  (.14)  (.01)        --   (.14)    --       (.01)  (.14)  (.01)

Net asset value, end of period           $4.71  $3.44  $5.33      $4.63  $3.39  $5.29      $4.71  $3.45  $5.33

Ratios/supplemental data

Net assets, end of period (in millions)   $233   $187   $243       $123    $97   $114        $--    $--    $--

Ratio of expenses to
average daily net assetsd                2.14%e 1.93%  1.90%e,f   2.92%e 2.71%  2.67%e,f   2.06%e 1.86%  1.75%e,f

Ratio of net investment income (loss)
to average daily net assets             (.32%)e  .82%   .28%e    (1.09%)e .07% (.50%)e     (.33%)e1.03%   .33%e

Portfolio turnover rate
(excluding short-term securities)          79%   108%    87%        79%   108%    87%        79%   108%    87%

Total returng                           37.02%(33.74%) 6.84%     36.50%(34.24%) 6.07%     37.02%(33.66%) 6.86%

a For a share outstanding throughout the period. Rounded to the nearest cent.
b Inception date. Period from Nov. 13, 1996 to Oct. 31, 1997.
c Six months ended April 30, 1999 (Unaudited).
d Expense  ratio is based on total  expenses  of the Fund  before  reduction  of earnings  credits on cash balances.
e Adjusted to an annual basis.
f During the period from Nov. 13, 1996 to Oct. 31, 1997, AEFC reimbursed the
  Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses would have been 1.92%, 2.69% and 1.77% for Class A, B, and Y, respectively.
g Total return does not  reflect  payment  of a  sales  charge.


Financial
Statements Statement of assets and liabilities

Emerging Markets Portfolio

April 30, 1999 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $289,446,189)                                                     $355,446,467
Cash in bank on demand deposit                                                           6,993,551
Dividends and accrued interest receivable                                                  372,758
Receivable for investment securities sold                                                1,681,981
                                                                                         ---------
Total assets                                                                           364,494,757
                                                                                       -----------

Liabilities
Payable for investment securities purchased                                              5,371,459
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)         3,137
Payable upon return of securities loaned (Note 4)                                        2,487,200
Accrued investment management services fee                                                  10,625
Other accrued expenses                                                                      88,607
                                                                                            ------
Total liabilities                                                                        7,961,028
                                                                                         ---------
Net assets                                                                            $356,533,729
                                                                                      ============

See accompanying notes to financial statements.



Statement of operations

Emerging Markets Portfolio
Six months ended April 30, 1999 (Unaudited)

Investment income
Income:
Dividends                                                                   $ 2,097,225
Interest                                                                        733,739
   Less foreign taxes withheld                                                 (107,376)
                                                                               --------
Total income                                                                  2,723,588
                                                                              ---------
Expenses (Note 2):
Investment management services fee                                            1,643,145
Compensation of board members                                                     5,138
Custodian fees                                                                  378,898
Audit fees                                                                        8,250
Other                                                                            13,228
                                                                                 ------
Total expenses                                                                2,048,659
   Earnings credits on cash balances (Note 2)                                    (2,620)
                                                                                 ------
Total net expenses                                                            2,046,039
                                                                              ---------
Investment income (loss) -- net                                                 677,549
                                                                                -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                           (26,398,848)
   Foreign currency transactions                                               (552,250)
                                                                               --------
Net realized gain (loss) on investments                                     (26,951,098)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies       125,755,397
                                                                            -----------
Net gain (loss) on investments and foreign currencies                        98,804,299
                                                                             ----------
Net increase (decrease) in net assets resulting from operations             $99,481,848
                                                                            ===========

See accompanying notes to financial statements.



Statements of changes in net assets

Emerging Markets Portfolio
                                                                       April 30, 1999  Oct. 31, 1998
                                                                     Six months ended    Year ended
                                                                         (Unaudited)

Operations
Investment income (loss) -- net                                        $    677,549    $  5,371,569
Net realized gain (loss) on investments                                 (26,951,098)   (139,437,993)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies   125,755,397     (10,113,028)
                                                                        -----------     -----------
Net  increase (decrease) in net assets resulting from operations         99,481,848    (144,179,452)
Net contributions (withdrawals) from partners                           (27,944,992)     70,718,053
                                                                        -----------      ----------
Total increase (decrease) in net assets                                  71,536,856     (73,461,399)
Net assets at beginning of period                                       284,996,873     358,458,272
                                                                        -----------     -----------
Net assets at end of period                                            $356,533,729    $284,996,873
                                                                       ============    ============

See accompanying notes to financial statements.


Notes to Financial Statements

Emerging Markets Portfolio
(Unaudited as to April 30, 1999)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Emerging Markets Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Emerging Markets Portfolio invests primarily in equity securities of issuers in countries with developing or emerging markets. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 1.10% to 1.00% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

AEFC has a sub-investment Advisory Agreement with American Express Asset Management International Inc. (International), a wholly-owned subsidiary of AEFC.

The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended April 30, 1999, the Portfolio's custodian fees were reduced by $2,620 as a result of earnings credits from overnight cash balances.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $217,387,112 and $225,023,757, respectively, for the six months ended April 30, 1999. For the same period, the portfolio turnover rate was 79%. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES
As of April 30, 1999, securities valued at $2,454,640 were on loan to brokers. For collateral, the Portfolio received $2,487,200 in cash. Income from securities lending amounted to $39,849 for the six months ended April 30, 1999. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FOREIGN CURRENCY CONTRACTS
As of April 30, 1999, the Portfolio has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date    Currency to      Currency to       Unrealized      Unrealized
                be delivered      be received      appreciation    depreciation

May 3, 1999       1,681,291        1,681,628            $--         $   353
                Argentine Peso    U.S. Dollar

May 4, 1999       1,413,500        8,584,186             --           2,784
                 U.S. Dollar   South African Rand

Total                                                   $--          $3,137


Investments  in  Securities

Emerging  Markets Portfolio
April 30, 1999 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (92.2%)
Issuer                                                       Shares            Value(a)

Argentina (2.3%)

Energy
YPF Sociedad Anonima ADR                                     199,000         $8,358,000

Brazil (13.1%)

Banks and savings & loans (2.8%)
Uniao de Bancos Brasileiros GDR                              405,000         10,049,063

Energy (3.1%)
Petroleo Brasileiro ADR                                      687,700(b)      11,109,518

Utilities -- electric (0.9%)
Companhia Paranaense de Energia ADR                          389,000          3,184,938

Utilities -- telephone (6.3%)
Tele Centro Sul Participacoes ADR                            142,000(b)       7,543,750
Tele Sudeste Celular Participacoes ADR                       185,260(b,c)     5,291,489
Telesp Participacoes                                     389,293,000          9,728,821
Total                                                                        22,564,060

Chile (1.9%)

Chemicals (1.0%)
Sociedad Quimica y Minera de Chile ADR                        99,440          3,666,850

Utilities -- telephone (0.9%)
Compania de Telecomunicaciones de Chile ADR                  126,224          3,337,047

Egypt (0.2%)

Building materials & construction
Suez Cement GDR                                               44,060(d)         739,107

Greece (6.0%)

Banks and savings & loans (3.3%)
Alpha Credit Bank                                             88,400          6,310,186
Commercial Bank of Greece                                     31,600          5,526,410
Total                                                                        11,836,596

Building materials & construction (1.4%)
Titan Cement                                                  67,000          5,173,914

Utilities -- telephone (1.3%)
Panafon Hellenic Telecom                                     168,900(b,d)     4,499,250

Hong Kong (2.2%)

Multi-industry conglomerates
Cosco Pacific                                             11,440,000          7,748,312

Hungary (2.5%)

Banks and savings & loans (1.4%)
OTP Bank GDR                                                 120,526(d)       5,155,500

Utilities -- telephone (1.1%)
Matav ADR                                                    142,000(b)       3,993,750

India (5.0%)

Automotive & related (0.5%)
Tata Engineering & Locomotive GDR                            551,000          1,804,525

Banks and savings & loans (0.4%)
State Bank of India GDR                                      150,000          1,338,750

Miscellaneous (2.2%)
Videsh Sanchar Nigam GDR                                     668,000(d)       7,999,300

Textiles & apparel (1.0%)
Reliance Inds GDR                                            488,000(d)       3,660,000

Utilities -- telephone (0.9%)
Mahanagar Telephone Nigam GDR                                306,048(b,d)     3,190,550

Indonesia (1.3%)

Utilities -- telephone
Indosat                                                    2,413,000          4,663,123

Israel (3.6%)

Banks and savings & loans (1.3%)
Bank Hapoalim                                              1,890,000          4,510,485

Communications equipment & services (1.6%)
ECI Telecommunications                                       155,000          5,715,625

Utilities -- telephone (0.7%)
Bezeq Israeli Telecommunication                              647,170          2,515,032

Mexico (14.2%)

Banks and savings & loans (3.2%)
Grupo Financiero Banamex Accival                           4,427,471(b)      11,284,299

Beverages & tobacco (4.2%)
Coca-Cola FEMSA ADR                                          285,200          5,900,075
Fomento Economico Mexicano ADR                               252,500          9,184,688
Total                                                                        15,084,763

Media (3.2%)
Grupo Televisa                                               277,900(b)      11,393,900

Metals (0.9%)
Hylsamex                                                   1,072,330          3,098,615

Paper & packaging (2.0%)
Kimberly-Clark de Mexico ADR                                 345,000          6,986,250

Retail (0.7%)
Organizacion Soriana Cl B                                    589,602          2,654,485

Peru (1.0%)

Utilities -- telephone
Telefonica del Peru ADR                                      237,000          3,569,813

Philippines (2.0%)

Banks and savings & loans (1.1%)
Bank of the Philippine Islands                             1,247,000          3,935,283

Utilities -- telephone (0.9%)
Philippine Long Distance Telephone ADR                       100,988(c)       3,256,863

Poland (1.0%)

Banks and savings & loans
Bank Rozwoju Eksportu                                        156,957          3,493,668

South Africa (6.9%)

Computers & office equipment (1.5%)
Comparex Holdings                                            712,900          5,389,238

Metals (3.4%)
Anglo American                                                90,300(b)       4,665,620
AngloGold ADR                                                323,800          7,730,726
Total                                                                        12,396,346

Multi-industry conglomerates (2.0%)
Barlow                                                     1,163,300          6,977,939

South Korea (11.3%)

Banks and savings & loans (2.7%)
Hana Bank GDR                                                356,766          4,914,452
Shinhan Bank                                                 426,300          4,698,806
Total                                                                         9,613,258

Building materials & construction (--%)
Hyundai Engineering & Construction                             6,140(b)          57,603

Electronics (2.6%)
LG Cable & Machinery                                         394,700          5,180,753
Samsung Display Devices                                       79,300          4,070,088
Total                                                                         9,250,841

Financial services (1.7%)
LG Securities                                                242,987          6,133,461

Utilities -- electric (1.3%)
Korea Electric Power                                         155,700(b)       4,480,387

Utilities -- telephone (3.0%)
Korea Telecom                                                248,000         10,850,652

Taiwan (7.1%)

Banks and savings & loans (0.5%)
Bank Sinopac                                               2,478,000          1,743,025

Computers & office equipment (1.5%)
Asustek Computer GDR                                         139,900(b)       1,892,148
Synnex Technology Intl                                       781,000(b)       3,558,705
Total                                                                         5,450,853

Electronics (4.2%)
Compal Electronics                                         1,990,573(b)       6,878,824
Hon Hai Precision Inds                                       830,000(b)       4,518,022
Taiwan Semiconductor Mfg                                   1,090,000(b)       3,683,328
Total                                                                        15,080,174

Metals (0.9%)
China Steel                                                4,173,000          3,317,952

Thailand (3.5%)

Banks and savings & loans (2.5%)
Thai Farmers Bank                                          3,184,000(b)       8,827,640

Media (1.0%)
BEC World Public                                             674,000          3,537,234

Turkey (6.3%)

Banks and savings & loans (4.9%)
Akbank T.A.S.                                            229,000,000          7,304,871
Yapi Kredit Finance                                      425,134,000         10,198,114
Total                                                                        17,502,985

Multi-industry conglomerates (1.4%)
Haci Omer Sabanci Holding                                185,000,000          5,069,000

United Kingdom (0.5%)

Banks and savings & loans
Zagrebacka Banka                                             186,010          1,627,588

Total common stocks
(Cost: $263,527,123)                                                       $328,877,410

See accompanying notes to investment in securities.


Preferred stock & other (0.5%)
Issuer                                                       Shares            Value(a)

Chile (--%)
Sociedad Quimica
   Rights                                                      5,749(f)             $--

Greece (--%)
Natl Bank of Greece
   Rights                                                     42,160            122,433

South Korea (0.2%)
LG Cable & Machinery
   Rights                                                    128,998            542,692

Thailand (0.3%)
Siam Commercial Bank
   5.25% Cv                                                1,703,000(d)       1,184,695

Total preferred stock & other
(Cost: $1,197,846)                                                           $1,849,820

See accompanying notes to investment in securities.



Short-term securities (6.9%)
Issuer                                     Annualized       Amount             Value(a)
                                         yield on date     payable at
                                          of purchase       maturity

U.S. government agencies (5.9%)
Federal Home Loan Bank Disc Nt
   05-26-99                                    4.70%      $3,200,000         $3,189,578
Federal Home Loan Mtge Corp Disc Nts
   05-06-99                                    4.75        1,700,000          1,698,881
   05-12-99                                    4.80          900,000            898,688
   05-14-99                                    4.69        2,500,000          2,495,775
   05-14-99                                    4.71        5,100,000          5,091,345
   05-18-99                                    4.79          600,000            598,482
   05-25-99                                    4.79        1,100,000          1,096,509
   06-07-99                                    4.78        1,700,000          1,690,842
   06-16-99                                    4.75        1,700,000          1,688,792
   06-22-99                                    4.71        2,600,000          2,582,424
Total                                                                        21,031,316

Commercial paper (1.0%)
Ciesco LP
   05-03-99                                    4.86          800,000            799,785
Delaware Funding
   05-25-99                                    4.82          700,000(e)         697,760
Novartis Finance
   05-13-99                                    4.82          500,000(e)         499,198
Salomon Smith Barney
   06-09-99                                    4.82        1,700,000          1,691,178
Total                                                                         3,687,921

Total short-term securities
(Cost: $24,721,220)                                                         $24,719,237

Total investments in securities
(Cost: $289,446,189)(g)                                                    $355,446,467

See accompanying notes to investment in securities.

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements. Foreign security values are stated in U.S. dollars.

(b) Non-income producing.

(c) Security is partially or fully on loan. See Note 4 to the financial statements.

(d)  Represents  a  security  sold  under  Rule  144A,   which  is  exempt  from
registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(f) Negligible market value.

(g) At April 30, 1999, the cost of securities for federal income tax purposes was approximately $289,446,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                             $74,876,000
Unrealized depreciation                                              (8,876,000)
                                                                     ----------
Net unrealized appreciation                                         $66,000,000

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